90171-P1 02/24

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 9, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MAY 1, 2023 OF

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO (the “Fund”)

Effective May 1, 2024, the Fund will be renamed ClearBridge Variable Growth Portfolio. There is no change to the Fund’s investment objective, principal investment strategies or investment policies as a result of the name change.

In addition, the following information supplements the section of the Fund’s Summary Prospectus and Prospectus titled “Performance.”

Effective May 1, 2024, the Russell Midcap Growth Index is replacing the Russell 3000 Growth Index as the Fund’s benchmark. The Fund’s subadviser believes the Russell Midcap Growth Index will provide a better representation of the universe of securities in which the Fund invests.

Please retain this supplement for future reference.